UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason Western Asset

Short-Term Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Short-Term Bond Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason Western Asset Short-Term Bond Fund	I

Letter from the chairman continued

One area that remained weak – and could hamper the magnitude of economic recovery – was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 – a historic low – the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 5.93%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid – sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

II	Legg Mason Western Asset Short-Term Bond Fund

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

Legg Mason Western Asset Short-Term Bond Fund	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason Western Asset Short-Term Bond Fund

Fund overview

Q. What is the fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities and in related investments. These are securities rated at the time of purchase by a nationally recognized statistical ratings organization within one of the top four categories or, if unrated, determined to be of comparable credit quality.

Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in U.S. dollar-denominated fixed-income securities of foreign issuers. The Fund may invest in securities of any maturity and normally maintains an average effective portfolio maturity of not more than three years. Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)i, the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 2.25%, respectively. As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, causing their yields to decline, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, there were signs that the economy was stabilizing and investor risk aversion abated. This led to a strong rally in the spread sectors (non-

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	1

Fund overview continued

U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields, given the low rates available from short-term fixed-income securities.

After initially falling, Treasury yields then began to move higher as economic conditions generally improved and there were concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. Two- and ten-year yields peaked in June 2009 at 1.42% and 3.98%, respectively, and then generally moved lower, falling to 0.67% and 3.21%, respectively, at the end of November. Yields then moved sharply higher in December given renewed concerns for future inflation. At the conclusion of the reporting period, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively.

Q. How did we respond to these changing market conditions?

A. We proactively managed the portfolio using our fundamental, value-oriented investment philosophy. We reduced our exposure to agency mortgage-backed securities (“MBS”). This change was implemented because we felt that these securities were not as attractively valued, as they had sharply rallied due to the Fed’s direct purchase of the assets. In addition, with the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other sectors of the market. Two such areas were government agencies and non-agency MBS.

During the fiscal year, we employed the use of Treasury futures and Eurodollar futures and options to manage the portfolio’s yield curveii strategy and durationiii. Credit default swaps were also used during the fiscal year to increase the Fund’s asset-backed security exposure. Overall, the use of these derivative instruments was positive for performance.

Performance review

For the twelve months ended December 31, 2009, Class A shares of Legg Mason Western Asset Short-Term Bond Fund, excluding sales charges, returned 13.70%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Indexiv, returned 3.80% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 9.61% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 246 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Legg Mason Western Asset Short-Term Bond Fund:
Class A	7.54%	13.70%
Class C	7.76%	13.63%
Class I	8.07%	14.55%
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index	1.71%	3.80%
Lipper Short Investment Grade Debt Funds Category Average[1]	4.46%	9.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
The 30-Day SEC Yields for the period ended December 31, 2009 for Class A, C and I shares were 1.87%, 1.78% and 2.37%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class C and Class I shares were 1.04%, 1.64% and 0.50%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The Fund substantially outperformed its benchmark during the reporting period. The largest contributor to relative results was our overweight exposure to investment grade bonds. In particular, our Financials holdings, mainly banks, and Industrials names performed well as their spreads tightened during the year. Leading contributors to performance included Goldman Sachs, Metropolitan Life Global Funding I, Verizon Communication Inc., Anheuser-Busch InBev Worldwide Inc. and Kroger Co.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 249 funds for the six-month period and among the 246 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	3

Fund overview continued

Our overweight to non-agency MBS was another significant contributor to performance. The asset class generated strong returns as housing data improved and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”). Also enhancing results was our exposure to several “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status). The strongest holding in this area was GMAC LLC. Elsewhere, our exposure to asset-backed securities and U.S. Treasury Inflation-Protected Securities (“TIPS”)v also contributed to performance, albeit to a lesser extent.

Q. What were the leading detractors from performance?

A. Detracting from the Fund’s strong performance during the reporting period was our security selection of commercial MBS. The Fund’s cash position was also a drag on results given the extremely low yields available from short-term money market instruments.

Thank you for your investment in Legg Mason Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

4	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds & Notes (45.0%), Collateralized Mortgage Obligations (14.5%), Asset-Backed Securities (12.5%), U.S. Government & Agency Obligations (10.5%) and Mortgage-Backed Securities (7.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	7.54%	$1,000.00	$1,075.40	0.95%	$4.97
Class C	7.76	1,000.00	1,077.60	1.06	5.55
Class I	8.07	1,000.00	1,080.70	0.52	2.73

[1]	For the six months ended December 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN [1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.42	0.95%	$4.84
Class C	5.00	1,000.00	1,019.86	1.06	5.40
Class I	5.00	1,000.00	1,022.58	0.52	2.65

[1]	For the six months ended December 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS C	CLASS I
Twelve Months Ended 12/31/09	13.70%	13.63%	14.55%
Five Years Ended 12/31/09	1.20	0.70	1.67
Ten Years Ended 12/31/09	3.10	N/A	3.56
Inception* through 12/31/09	4.00	1.13	3.79

	WITH SALES CHARGES[3]
	CLASS A	CLASS C	CLASS I
Twelve Months Ended 12/31/09	11.04%	13.63%	14.55%
Five Years Ended 12/31/09	0.72	0.70	1.67
Ten Years Ended 12/31/09	2.87	N/A	3.56
Inception* through 12/31/09	3.87	1.13	3.79

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (12/31/99 through 12/31/09)		35.73%
Class C (Inception date of 8/5/02 through 12/31/09)		8.68
Class I (12/31/99 through 12/31/09)		41.93

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[3]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are November 11, 1991, August 5, 2002 and February 7, 1996, respectively.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A AND I SHARES OF LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND VS. CITIGROUP TREASURY/GOVERNMENT SPONSORED/CREDIT 1-3 YEAR INDEX† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class A and I shares of Legg Mason Western Asset Short-Term Bond Fund on December 31, 1999, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot directly invest in an index. The performance of the Fund’s other class may be greater or less than Class A and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

Schedule of investments

December 31, 2009

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 45.0%
CONSUMER DISCRETIONARY — 2.1%
	Leisure Equipment & Products — 0.0%
$110,000	Eastman Kodak Co., Senior Notes, 7.250% due 11/15/13	$91,300
	Media — 1.8%
1,600,000	Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11	1,689,027
1,000,000	News America Holdings Inc., 9.250% due 2/1/13	1,167,540
	Time Warner Cable Inc., Senior Notes:
550,000	8.250% due 2/14/14	643,380
1,070,000	3.500% due 2/1/15	1,058,318
1,850,000	Time Warner Inc., 5.500% due 11/15/11	1,964,976
900,000	Walt Disney Co., Senior Notes, 4.700% due 12/1/12	969,649
	Total Media	7,492,890
	Multiline Retail — 0.3%
990,000	Macy’s Retail Holdings Inc., 5.350% due 3/15/12	1,015,987
	TOTAL CONSUMER DISCRETIONARY	8,600,177
CONSUMER STAPLES — 2.2%
	Beverages — 0.7%
1,160,000	Anheuser-Busch InBev Worldwide Inc., Senior Notes, 4.125% due 1/15/15(a)	1,179,137
1,180,000	Diageo Capital PLC, 5.200% due 1/30/13	1,264,153
510,000	Dr. Pepper Snapple Group Inc., Senior Notes, 2.350% due 12/21/12	510,906
	Total Beverages	2,954,196
	Food & Staples Retailing — 0.3%
770,000	Kroger Co., Notes, 3.900% due 10/1/15	775,191
500,000	Wal-Mart Stores Inc., Notes, 5.800% due 2/15/18	555,784
	Total Food & Staples Retailing	1,330,975
	Food Products — 0.7%
2,425,000	Unilever Capital Corp., 7.125% due 11/1/10	2,556,687
	Tobacco — 0.5%
1,100,000	Philip Morris International Inc., 4.875% due 5/16/13	1,162,122
900,000	Reynolds American Inc., Senior Notes, 7.250% due 6/1/13	982,665
	Total Tobacco	2,144,787
	TOTAL CONSUMER STAPLES	8,986,645
ENERGY — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
2,870,000	Anadarko Finance Co., Senior Notes, 6.750% due 5/1/11	3,033,788
1,820,000	Apache Corp., Notes, 6.250% due 4/15/12	1,985,367

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	11

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 5.1% continued
$1,000,000	ConocoPhillips, 4.750% due 10/15/12	$1,072,238
1,350,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	1,467,131
1,000,000	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13	1,075,973
1,760,000	El Paso Natural Gas Co., Senior Notes, 5.950% due 4/15/17	1,821,646
370,000	Energy Transfer Partners LP, Senior Notes, 9.700% due 3/15/19	457,721
890,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14	1,063,109
2,510,000	Kinder Morgan Energy Partners LP, Notes, 6.750% due 3/15/11	2,655,183
2,120,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	2,437,917
2,131,000	Pemex Project Funding Master Trust, Senior Notes, 0.855% due 12/3/12(a)(b)	2,067,070
1,440,000	XTO Energy Inc., Senior Notes, 5.650% due 4/1/16	1,575,903
	TOTAL ENERGY	20,713,046
FINANCIALS — 26.2%
	Capital Markets — 5.2%
1,740,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	1,899,659
900,000	Deutsche Bank AG, Senior Notes, 6.000% due 9/1/17	982,717
5,580,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(b)(c)	4,352,400
830,000	Goldman Sachs Group Inc., 6.600% due 1/15/12	902,757
	Kaupthing Bank HF, Senior Notes:
190,000	5.453% due 1/15/10(a)(b)(d)(e)	47,975
2,120,000	5.750% due 10/4/11(a)(d)(e)	535,300
890,000	7.625% due 2/28/15(a)(d)(e)	224,725
2,620,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(b)(c)(d)	786
810,000	Lehman Brothers Holdings Inc., Subordinated Notes, 6.500% due 7/19/17(d)	243
3,620,000	Macquarie Bank Ltd., 2.600% due 1/20/12(a)	3,698,036
	Merrill Lynch & Co. Inc.:
	Medium-Term Notes:
1,000,000	4.250% due 2/8/10	1,003,235
1,930,000	6.150% due 4/25/13	2,066,949
1,700,000	Senior Notes, Medium-Term Notes, 6.050% due 8/15/12	1,822,198
790,000	Morgan Stanley, Notes, 6.600% due 4/1/12	859,966
3,010,000	NIBC Bank NV, Senior Notes, 2.800% due 12/2/14(a)	2,932,300
	Total Capital Markets	21,329,246
	Commercial Banks — 9.7%
3,040,000	Achmea Hypotheekbank NV, 3.200% due 11/3/14(a)	3,037,483

See Notes to Financial Statements.

12	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 9.7% continued
$1,370,000	ANZ National International Ltd., Senior Notes, 2.375% due 12/21/12(a)	$1,360,985
2,220,000	Bank of Scotland PLC, Senior Secured Notes, 5.000% due 11/21/11(a)	2,306,824
	Barclays Bank PLC:
340,000	Senior Notes, 5.200% due 7/10/14	360,765
170,000	Subordinated Notes, 6.050% due 12/4/17(a)	173,279
700,000	BNP Paribas, Senior Notes, 2.125% due 12/21/12	696,883
	Commonwealth Bank of Australia, Senior Notes:
3,380,000	2.900% due 9/17/14(a)	3,327,596
980,000	3.750% due 10/15/14(a)	983,450
640,000	Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(a)(b)(c)	680,551
	Glitnir Banki HF:
3,550,000	Notes, 5.815% due 1/21/11(a)(b)(d)(e)	763,250
350,000	Subordinated Notes, 6.693% due 6/15/16(a)(b)(d)(e)	910
	Landsbanki Islands HF:
590,000	7.431% due 10/19/17(a)(b)(c)(d)(e)	1,534
1,720,000	Senior Notes, 6.100% due 8/25/11(a)(d)(e)	86,000
1,600,000	Landwirtschaftliche Rentenbank, 1.875% due 9/24/12	1,596,402
660,000	Nordea Bank AB, Senior Notes, 3.700% due 11/13/14(a)	659,454
2,290,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(a)(b)(c)	1,875,022
1,960,000	Santander US Debt SA Unipersonal, Senior Notes, 0.333% due 7/23/10(a)(b)	1,958,416
1,780,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(a)(b)(c)	1,037,993
350,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(b)	244,430
2,010,000	Swedbank AB, Bonds, 3.000% due 12/22/11(a)	2,060,887
5,060,000	Wachovia Capital Trust III, Junior Subordinated Bonds, 5.800% due 3/15/11(b)(c)	3,921,500
900,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	787,500
2,320,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(b)(c)	2,262,000
	Westpac Banking Corp.:
6,560,000	Notes, 3.250% due 12/16/11(a)	6,775,936
2,420,000	Senior Bonds, 2.250% due 11/19/12	2,415,961
	Total Commercial Banks	39,375,011
	Consumer Finance — 2.8%
570,000	Aiful Corp., Notes, 5.000% due 8/10/10(a)	493,050

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	13

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 2.8% continued
$2,100,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(b)	$1,900,500
420,000	American Express Credit Corp., Senior Notes, 5.125% due 8/25/14	443,024
810,000	Caterpillar Financial Services Corp., Notes, 1.900% due 12/17/12	807,416
970,000	FIA Credit Services N.A., Subordinated Notes, 7.125% due 11/15/12	1,056,591
	GMAC LLC:
2,290,000	Notes, 2.200% due 12/19/12	2,305,187
3,048,000	Senior Notes, 7.500% due 12/31/13(a)	2,971,800
487,000	Subordinated Notes, 8.000% due 12/31/18(a)	433,430
670,000	Nelnet Inc., Notes, 7.400% due 9/29/36(b)	488,144
590,000	SLM Corp., Senior Notes, 8.450% due 6/15/18	583,048
	Total Consumer Finance	11,482,190
	Diversified Financial Services — 4.5%
510,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67(a)(b)	183,600
	Citigroup Inc., Senior Notes:
4,450,000	6.375% due 8/12/14	4,663,364
340,000	5.500% due 10/15/14	344,619
	General Electric Capital Corp.:
	Senior Notes:
660,000	5.900% due 5/13/14	714,195
400,000	5.625% due 5/1/18	410,574
1,725,000	Subordinated Debentures, 6.375% due 11/15/67(b)	1,507,219
2,650,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	2,872,436
270,000	ILFC E-Capital Trust I, 5.900% due 12/21/65(a)(b)	143,100
580,000	International Lease Finance Corp., Medium-Term Notes, 0.634% due 7/13/12(b)	452,299
870,000	JPMorgan Chase Bank N.A., Medium-Term Notes, 3.123% due 2/11/11(a)(b)	875,742
1,250,000	Merna Reinsurance Ltd., Subordinated Notes, 2.001% due 7/7/10(a)(b)	1,231,375
1,600,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(b)(c)	1,458,123
	TNK-BP Finance SA:
570,000	6.875% due 7/18/11(a)	591,375
100,000	Notes, 6.125% due 3/20/12(a)	103,000
740,000	Westpac Securities NZ Ltd., Senior Notes, 2.500% due 5/25/12(a)	750,734
2,390,000	ZFS Finance USA Trust I, 1.404% due 12/15/65(a)(b)	1,938,888
	Total Diversified Financial Services	18,240,643

See Notes to Financial Statements.

14	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Insurance — 1.0%
$1,060,000	Metropolitan Life Global Funding I, Notes, 2.875% due 9/17/12(a)	$1,069,008
2,850,000	Suncorp-Metway Ltd., Senior Notes, 1.784% due 7/16/12(a)(b)	2,949,223
	Total Insurance	4,018,231
	Thrifts & Mortgage Finance — 3.0%
600,000	Countrywide Financial Corp., Medium-Term Notes, 5.800% due 6/7/12	637,267
	Societe Financement de l’Economie Francaise (SFEF):
	Senior Bonds:
2,850,000	2.250% due 6/11/12(a)	2,882,932
3,500,000	0.713% due 7/16/12(a)(b)	3,521,875
2,580,000	Senior Notes, 2.125% due 1/30/12(a)	2,614,159
2,550,000	U.S. Central Credit Union, Notes, 1.900% due 10/19/12	2,549,727
	Total Thrifts & Mortgage Finance	12,205,960
	TOTAL FINANCIALS	106,651,281
HEALTH CARE — 0.9%
	Health Care Equipment & Supplies — 0.8%
1,330,000	Baxter FinCo BV, 4.750% due 10/15/10	1,372,939
1,600,000	Hospira Inc., Senior Notes, 5.550% due 3/30/12	1,706,285
	Total Health Care Equipment & Supplies	3,079,224
	Health Care Providers & Services — 0.1%
510,000	UnitedHealth Group Inc., 4.875% due 2/15/13	533,979
	TOTAL HEALTH CARE	3,613,203
INDUSTRIALS — 2.5%
	Aerospace & Defense — 0.3%
1,000,000	Boeing Co., Senior Notes, 1.875% due 11/20/12	989,547
	Air Freight & Logistics — 0.1%
460,000	United Parcel Service Inc., 4.500% due 1/15/13	489,418
	Airlines — 0.8%
	Continental Airlines Inc., Pass-Through Certificates:
1,163,287	6.900% due 1/2/18	1,125,480
885,449	6.545% due 2/2/19	867,740
739,038	6.703% due 6/15/21	687,305
784,265	Northwest Airlines Inc., Pass-Through Certificates, 1.175% due 5/20/14(b)	658,783
	Total Airlines	3,339,308
	Industrial Conglomerates — 1.3%
3,480,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	3,733,184

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	15

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Industrial Conglomerates — 1.3% continued
$1,360,000	United Technologies Corp., Senior Notes, 5.375% due 12/15/17	$1,451,631
	Total Industrial Conglomerates	5,184,815
	TOTAL INDUSTRIALS	10,003,088
MATERIALS — 0.4%
	Chemicals — 0.3%
90,000	Dow Chemical Co., Notes, 5.700% due 5/15/18	91,578
1,180,000	E.I. du Pont de Nemours & Co., Senior Notes, 3.250% due 1/15/15	1,170,290
	Total Chemicals	1,261,868
	Metals & Mining — 0.1%
480,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17	501,896
	TOTAL MATERIALS	1,763,764
TELECOMMUNICATION SERVICES — 4.6%
	Diversified Telecommunication Services — 3.7%
2,860,000	AT&T Inc., Senior Notes, 4.850% due 2/15/14	3,043,858
1,950,000	Deutsche Telekom International Finance BV, 8.500% due 6/15/10	2,015,403
2,070,000	France Telecom SA, Notes, 7.750% due 3/1/11	2,219,185
1,980,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	2,079,378
1,200,000	Qwest Corp., Senior Notes, 7.875% due 9/1/11	1,263,000
1,500,000	Telecom Italia Capital SA, 0.761% due 2/1/11(b)	1,494,100
2,490,000	Telefonica Emisiones SAU, 0.609% due 2/4/13(b)	2,453,517
440,000	Verizon Communications Inc., Senior Notes, 8.750% due 11/1/18	550,455
	Total Diversified Telecommunication Services	15,118,896
	Wireless Telecommunication Services — 0.9%
1,530,000	Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes, 3.750% due 5/20/11	1,578,214
520,000	Rogers Wireless Inc., Secured Notes, 6.375% due 3/1/14	576,270
1,290,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	1,341,600
	Total Wireless Telecommunication Services	3,496,084
	TOTAL TELECOMMUNICATION SERVICES	18,614,980
UTILITIES — 1.0%
	Electric Utilities — 0.6%
70,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	75,091
1,110,000	FirstEnergy Solutions Corp., Senior Notes, 4.800% due 2/15/15	1,134,244
1,100,000	Pacific Gas & Electric Co., 4.800% due 3/1/14	1,169,298
	Total Electric Utilities	2,378,633
	Multi-Utilities — 0.4%
	Dominion Resources Inc.:
1,300,000	Notes, 4.750% due 12/15/10	1,338,455

See Notes to Financial Statements.

16	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Multi-Utilities — 0.4% continued
$300,000	Senior Notes, 8.875% due 1/15/19	$374,475
	Total Multi-Utilities	1,712,930
	TOTAL UTILITIES	4,091,563
	TOTAL CORPORATE BONDS & NOTES (Cost — $193,135,219)	183,037,747
ASSET-BACKED SECURITIES — 12.5%
FINANCIALS — 12.5%
	Automobiles — 1.5%
1,451,250	Drive Auto Receivables Trust, 5.540% due 12/16/13(a)	1,477,796
	Ford Credit Auto Owner Trust:
790,000	2.100% due 11/15/11	795,034
1,680,000	1.210% due 1/15/12	1,684,916
1,920,000	Hertz Vehicle Financing LLC, 4.260% due 3/25/14(a)	1,915,162
	Total Automobiles	5,872,908
	Credit Card — 4.4%
	Bank of America Credit Card Trust:
2,300,000	0.233% due 8/15/12(b)	2,297,782
3,770,000	0.243% due 2/15/13(b)	3,748,875
2,400,000	0.813% due 4/15/13(b)	2,395,093
	Chase Issuance Trust:
2,700,000	0.983% due 6/15/12(b)	2,707,090
3,640,000	0.253% due 11/15/13(b)	3,610,223
3,290,000	Citibank Credit Card Issuance Trust, 2.250% due 12/23/14	3,250,849
	Total Credit Card	18,009,912
	Home Equity — 4.8%
620,000	Ameriquest Mortgage Securities Inc., 0.561% due 1/25/36(b)	404,287
	Asset Backed Funding Certificates:
221,263	1.356% due 5/25/32(b)	168,048
400,000	0.781% due 8/25/33(b)	286,483
	Bear Stearns Asset-Backed Securities Trust:
1,619,301	0.751% due 6/25/34(b)	1,255,183
325,050	5.577% due 10/25/36(b)	163,469
1,256,175	Citigroup Mortgage Loan Trust Inc., 0.631% due 11/25/46(a)(b)	599,091
	Countrywide Asset-Backed Certificates:
217,011	4.800% due 5/25/32(b)	138,373
2,580,338	1.131% due 10/25/47(b)	1,663,075
	Countrywide Home Equity Loan Trust:
335,338	0.513% due 2/15/34(b)	122,667
1,220,727	0.983% due 8/15/37(b)	865,750

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	17

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 4.8% continued
	GSAMP Trust:
$588,723	0.531% due 5/25/36(a)(b)	$406,219
1,135,612	0.531% due 12/25/36(a)(b)	581,698
	GSRPM Mortgage Loan Trust:
1,513,822	0.531% due 3/25/35(a)(b)	802,326
2,054,950	0.631% due 3/25/37(a)(b)	986,376
	Lehman XS Trust:
1,263,168	0.531% due 11/25/35(b)	723,314
12,004,490	0.561% due 4/25/46(b)	1,850,573
3,002,518	Long Beach Mortgage Loan Trust, 0.321% due 5/25/36(b)	72,662
318,328	MASTR Specialized Loan Trust, 0.531% due 1/25/36(a)(b)	201,662
	RAAC Series:
31,638	0.571% due 7/25/37(a)(b)	31,421
2,032,730	0.521% due 5/25/46(a)(b)	965,547
23,507	Residential Asset Mortgage Products Inc., 8.500% due 12/25/31	20,025
934,063	SACO I Trust, 0.381% due 4/25/36(b)	126,233
368,139	Securitized Asset-Backed Receivables LLC, 0.371% due 5/25/36(b)	291,410
960,359	Small Business Administration, 3.080% due 9/25/18(b)	989,785
530,000	Specialty Underwriting & Residential Finance, 0.831% due 11/25/34(b)	370,654
	Structured Asset Securities Corp.:
4,051,840	0.531% due 4/25/31(a)(b)	3,013,990
411,846	3.357% due 4/25/31(a)	358,403
800,000	0.371% due 5/25/47(b)	455,337
1,844,221	Wachovia Asset Securitization Inc., 0.451% due 6/25/34(b)	1,124,975
800,000	WaMu Asset-Backed Certificates, 0.381% due 1/25/37(b)	252,661
	Total Home Equity	19,291,697
	Student Loan — 1.8%
4,390,000	Nelnet Student Loan Trust, 1.762% due 4/25/24(b)	4,592,608
984,678	SLC Student Loan Trust, 0.654% due 9/15/14(b)	985,194
	SLM Student Loan Trust:
1,647,589	0.332% due 10/25/16(b)	1,644,996
211,618	0.372% due 10/25/16(b)	211,609
	Total Student Loan	7,434,407
	TOTAL ASSET-BACKED SECURITIES (Cost — $60,860,701)	50,608,924
COLLATERALIZED MORTGAGE OBLIGATIONS — 14.5%
	American Home Mortgage Investment Trust:
1,889,615	5.294% due 6/25/45(b)	1,290,327
1,272,904	0.521% due 11/25/45(b)	700,621

See Notes to Financial Statements.

18	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Banc of America Funding Corp.:
$250,890	3.461% due 12/20/34(b)	$195,751
508,208	3.327% due 3/20/35(b)	406,889
1,266,366	0.403% due 5/20/36(b)	931,150
2,256,117	5.780% due 6/20/36(b)	1,431,561
	Banc of America Mortgage Securities:
171,260	3.666% due 9/25/32(b)	109,465
673,334	4.199% due 4/25/33(b)	200,927
586,530	4.056% due 6/25/34(b)	524,739
1,444,037	4.991% due 7/25/35(b)	1,218,187
1,211,860	Bayview Commercial Asset Trust, 0.581% due 8/25/35(a)(b)	779,415
	Bear Stearns Alt-A Trust:
571,933	3.440% due 9/25/34(b)	436,113
1,336,033	0.391% due 1/25/47(b)	616,682
	Bear Stearns ARM Trust:
203,947	3.582% due 1/25/35(b)	164,257
401,787	3.812% due 10/25/36(b)	228,709
1,714,388	CBA Commercial Small Balance Commercial Mortgage, 0.481% due 6/25/38(a)(b)(f)	891,482
499,173	Chase Mortgage Finance Corp., 4.129% due 2/25/37(b)	462,925
	Chevy Chase Mortgage Funding Corp.:
17,708	0.531% due 8/25/35(a)(b)	10,728
55,585	0.521% due 10/25/35(a)(b)	32,217
31,631	0.431% due 1/25/36(a)(b)	18,346
14,323	0.461% due 5/25/36(a)(b)	7,894
168,399	0.461% due 7/25/36(a)(b)	96,346
	Citigroup Mortgage Loan Trust Inc.:
1,349,710	5.247% due 3/25/37(b)	808,729
749,545	5.702% due 8/25/47(b)	538,224
	Countrywide Alternative Loan Trust:
99,462	3.770% due 12/25/34(b)	61,598
122,767	4.336% due 12/25/34(b)	86,991
1,158,253	0.563% due 11/20/35(b)	609,750
2,266,147	0.611% due 11/20/35(b)	515,414
692,920	0.541% due 11/25/35(b)	359,201
1,472,653	0.463% due 5/20/46(b)	706,924
2,010,001	0.421% due 7/25/46(b)	951,418
270,353	Countrywide Asset-Backed Certificates, 0.511% due 7/25/35(b)	242,497
	Countrywide Home Loan, Mortgage Pass-Through Trust:
895,356	2.475% due 11/25/34(b)	522,175

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	19

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

$208,851	Whole Loan, 4.222% due 5/19/33(b)	$189,343
	Countrywide Home Loans:
1,172,523	4.000% due 3/25/33	1,147,765
136,571	3.616% due 11/19/33(b)	115,071
202,278	0.651% due 11/25/34(a)(b)	163,419
261,029	0.571% due 6/25/35(a)(b)	162,019
226,353	0.651% due 7/25/36(a)(b)	170,949
970,453	CS First Boston Mortgage Securities Corp., 3.633% due 6/25/34(b)	896,387
450,835	Downey Savings and Loan Association Mortgage Loan Trust, 0.483% due 3/19/45(b)	248,214
	Federal Home Loan Mortgage Corp. (FHLMC):
304,579	4.500% due 4/15/32(g)	294,629
292,301	Structured Pass-Through Securities, 6.500% due 9/25/43(b)(g)	316,836
316,996	First Horizon Alternative Mortgage Securities, 0.601% due 2/25/37(b)	157,154
1,629,687	First Horizon Mortgage Pass-Through Trust, 4.312% due 2/25/35(b)	1,513,245
	Government National Mortgage Association (GNMA):
1,096,774	8.250% due 6/16/26(b)(e)	158,140
836,067	8.300% due 8/16/26(b)(e)	118,518
	Greenpoint Mortgage Funding Trust:
560,614	0.461% due 9/25/35(b)	237,025
1,813,382	0.441% due 4/25/36(b)	988,191
376,496	0.351% due 12/25/46(b)	75,141
58,474	0.311% due 2/25/47(b)	45,277
1,325,000	GS Mortgage Securities Corp. II, 6.712% due 8/15/18(a)	1,370,529
	GSMPS Mortgage Loan Trust:
1,909,154	5.020% due 6/25/34(a)(b)	1,442,520
1,935,309	0.581% due 9/25/35(a)(b)	1,437,323
321,668	0.631% due 4/25/36(a)(b)	252,644
416,457	GSR Mortgage Loan Trust, 3.977% due 5/25/35(b)	305,918
308,268	Harborview Mortgage Loan Trust, 0.633% due 11/19/34(b)	157,992
	Homebanc Mortgage Trust:
657,636	0.601% due 12/25/34(b)	534,418
1,077,959	0.481% due 3/25/35(b)	585,118
198,244	IMPAC CMB Trust, 1.011% due 10/25/34(b)	142,053
636,477	Indymac INDA Mortgage Loan Trust, 6.155% due 11/25/37(b)	441,739
496,366	Indymac Index Mortgage Loan Trust, 0.591% due 1/25/35(b)	294,146
1,000,000	JPMorgan Alternative Loan Trust, 6.300% due 9/25/36(b)	470,728

See Notes to Financial Statements.

20	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	JPMorgan Mortgage Trust:
$1,189,572	4.300% due 10/25/33(b)	$1,128,720
463,891	3.446% due 11/25/33(b)	427,317
437,223	4.796% due 2/25/34(b)	418,087
1,240,000	LB-UBS Commercial Mortgage Trust, 6.530% due 7/14/16(a)	1,306,237
1,892,342	Luminent Mortgage Trust, 0.431% due 2/25/46(b)	948,888
	MASTR:
	ARM Trust:
204,686	5.683% due 12/25/33(b)	181,916
3,000,000	3.096% due 11/21/34(b)	2,438,926
917,377	1.432% due 12/25/46(b)	275,213
	Asset Securitization Trust:
299,473	4.375% due 5/25/33	270,881
302,599	5.000% due 2/25/34	301,934
	Merrill Lynch Mortgage Investors Inc.:
1,147,079	4.901% due 3/25/33(b)	836,076
90,100	3.604% due 9/25/33(b)	83,084
1,091,519	New York Mortgage Trust Inc., 0.561% due 8/25/35(b)	818,229
1,861,316	Nomura Asset Acceptance Corp., 3.397% due 12/25/34(b)	1,721,894
654,685	Prime Mortgage Trust, 7.475% due 10/25/32(b)	575,207
	Residential Asset Mortgage Products Inc.:
21,284	8.500% due 10/25/31	20,236
21,069	7.500% due 12/25/31	19,765
917,766	8.000% due 5/25/32	835,316
40,589	7.500% due 7/25/32	38,529
261,691	Sequoia Mortgage Trust, 0.931% due 6/20/33(b)	223,820
	Structured ARM Loan Trust:
439,169	3.305% due 4/25/34(b)	352,563
421,549	0.636% due 6/25/34(b)	292,646
632,434	5.062% due 1/25/35(b)	502,124
723,223	3.515% due 3/25/35(b)	470,603
545,847	5.499% due 6/25/35(b)	342,878
781,359	5.060% due 7/25/35(b)	617,368
	Structured Asset Mortgage Investments Inc.:
623,590	0.461% due 2/25/36(b)	351,244
1,092,138	0.441% due 8/25/36(b)	529,532
	Structured Asset Securities Corp.:
1,871,261	6.500% due 3/25/32	1,410,943
210,807	3.138% due 5/25/32(b)	184,472
246,313	3.609% due 6/25/32(b)	58,272

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	21

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

$335,246	3.549% due 8/25/32(b)	$331,403
1,288,899	3.568% due 3/25/34(b)	1,112,136
104,085	3.142% due 5/25/34(b)	91,111
1,287,116	5.059% due 6/25/35(a)(b)	1,063,463
	WaMu Mortgage Pass-Through Certificates:
342,471	2.852% due 8/25/33(b)	317,947
878,041	4.190% due 1/25/35(b)	820,878
410,145	0.670% due 6/25/44(b)	265,886
	Washington Mutual Inc.:
200,000	4.654% due 4/25/35(b)	157,890
621,611	0.521% due 7/25/45(b)	454,461
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
732,947	0.551% due 7/25/45(b)	544,086
1,792,455	0.511% due 11/25/45(b)	1,054,110
115,142	1.632% due 8/25/46(b)	63,681
723,659	1.332% due 3/25/47(b)	393,003
508,099	Whole Loan, 2.912% due 6/25/33(b)	484,013
1,141,572	Washington Mutual Inc., MSC Pass-Through Certificates, 7.000% due 3/25/34	1,160,936
1,523,260	Washington Mutual Inc., Pass-Through Certificates, 2.825% due 10/25/33(b)	1,357,371
	Washington Mutual Mortgage Pass-Through Certificates:
1,035,969	0.551% due 2/25/36(b)	199,776
698,069	1.602% due 6/25/46(b)	278,915
428,628	Wells Fargo Mortgage Backed Securities Trust, 3.668% due 7/25/34(b)	122,636
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $81,754,116)	58,846,725
MORTGAGE-BACKED SECURITIES — 7.5%
	FHLMC — 0.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
45,121	9.000% due 1/1/17 - 1/1/21(g)	50,173
432	8.500% due 6/1/21(g)	476
166,135	8.000% due 2/1/31(g)	190,431
972,616	7.000% due 4/1/32(g)	1,074,394
	Total FHLMC	1,315,474
	FNMA — 7.2%
	Federal National Mortgage Association (FNMA):
51	8.500% due 8/1/11(g)	52
143,100	6.500% due 7/1/13 - 4/1/31(g)	151,498
5,738	11.000% due 12/1/15(g)	6,374

See Notes to Financial Statements.

22	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	FNMA — 7.2% continued
$18,202	12.500% due 1/1/18(g)	$21,377
52,529	9.000% due 11/1/21(g)	57,259
2,697,469	7.000% due 12/1/26 - 1/1/33(g)	2,988,394
101	6.000% due 11/1/27(g)	108
32,745	3.060% due 5/1/32(b)(g)	33,205
89,571	3.122% due 8/1/32(b)(g)	91,942
257,379	3.834% due 12/1/32(b)(g)	264,001
577,545	2.645% due 1/1/33(b)(g)	589,964
1,034,144	4.513% due 6/1/33(b)(g)	1,076,048
1,249,479	2.277% due 5/1/34(b)(g)	1,274,315
643,528	4.296% due 1/1/35(b)(g)	657,353
387,468	4.572% due 2/1/35(b)(g)	398,562
2,780,614	4.936% due 3/1/35(b)(g)	2,871,759
2,460,677	3.499% due 5/1/35(b)(g)	2,535,967
15,962,785	3.596% due 12/1/39(b)(g)	16,204,861
	Total FNMA	29,223,039
	GNMA — 0.0%
	Government National Mortgage Association (GNMA):
123,188	6.000% due 5/15/14 - 11/15/28	131,871
530	9.000% due 9/15/22	608
	Total GNMA	132,479
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $30,317,267)	30,670,992
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 10.5%
	U.S. Government Agencies — 7.6%
	Federal Home Loan Mortgage Corp. (FHLMC):
800,000	5.000% due 10/18/10(g)	826,910
20,000,000	0.189% due 5/4/11(b)(g)	20,025,680
1,180,000	2.125% due 3/23/12(g)	1,198,733
3,970,000	Notes, 2.000% due 2/25/11(g)	3,977,654
	Federal National Mortgage Association (FNMA):
3,890,000	Notes, 2.625% due 11/20/14(g)	3,864,225
952,922	Six Month LIBOR, 2.436% due 4/1/33(b)(g)	977,501
	Total U.S. Government Agencies	30,870,703
	U.S. Government Obligations — 2.9%
	U.S. Treasury Notes:
10,010,000	2.125% due 11/30/14	9,776,196

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	23

Schedule of investments continued

December 31, 2009

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligations — 2.9% continued
$2,280,000	3.375% due 11/15/19	$2,193,800
	Total U.S. Government Obligations	11,969,996
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $43,155,748)	42,840,699
SHARES
PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
	Diversified Financial Services — 0.1%
500	Home Ownership Funding Corp., 1.000%(a)(e)(f)	48,040
1,400	Home Ownership Funding II, 1.000%(a)(e)(f)	134,514
	Total Diversified Financial Services	182,554
	Thrifts & Mortgage Finance — 0.0%
53,075	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(b)(g)*	55,729
38,350	Federal National Mortgage Association (FNMA), 8.250%(b)(g)*	42,185
	Total Thrifts & Mortgage Finance	97,914
	TOTAL PREFERRED STOCKS (Cost — $3,823,073)	280,468
CONTRACTS
PURCHASED OPTION — 0.0%
101	Eurodollar Futures, Put @ $99.13, Expires 3/15/10 (Cost — $39,466)	2,525
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $413,085,590)	366,288,080
FACE AMOUNT
SHORT-TERM INVESTMENTS — 9.2%
	U.S. Government Agencies — 2.2%
$8,500,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.451% due 1/6/10(h)(i)	8,499,469
	Federal National Mortgage Association (FNMA), Discount Notes:
60,000	0.020% due 1/25/10(g)(h)(i)	59,999
480,000	0.331% due 2/1/10(g)(h)(i)	479,864
	Total U.S. Government Agencies (Cost — $9,039,332)	9,039,332

See Notes to Financial Statements.

24	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Repurchase Agreement — 7.0%
$28,206,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $28,206,016; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value — $28,775,022) (Cost — $28,206,000)	$28,206,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $37,245,332)	37,245,332
	TOTAL INVESTMENTS — 99.3% (Cost — $450,330,922#)	403,533,412
	Other Assets in Excess of Liabilities — 0.7%	2,763,389
	TOTAL NET ASSETS — 100.0%	$406,296,801

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2009.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $451,724,149.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
CMB	—Cash Management Bill
GSAMP	—Goldman Sachs Alternative Mortgage Products
LIBOR	—London Interbank Offered Rate
MASTR	—Mortgage Asset Securitization Transactions Inc.

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
127	Eurodollar Futures, Call	6/14/10	$99.38	$52,388
53	Eurodollar Futures, Call	9/13/10	98.75	58,300
101	Eurodollar Futures, Put	3/15/10	98.50	631
127	Eurodollar Futures, Put	6/14/10	99.38	69,850
53	Eurodollar Futures, Put	9/13/10	98.75	38,425
	TOTAL WRITTEN OPTIONS (Premiums received — $273,250)			$219,594

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	25

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $450,330,922)	$403,533,412
Cash	11,295
Receivable for Fund shares sold	3,465,504
Interest receivable	2,484,730
Receivable for open swap contracts	178
Prepaid expenses	19,986
Other assets	11,324
Total Assets	409,526,429
LIABILITIES:
Payable for Fund shares repurchased	2,339,064
Written options, at value (premium received $273,250)	219,594
Investment management fee payable	153,685
Unrealized depreciation on swaps	115,735
Payable to broker — variation margin on open futures contracts	78,805
Distribution fees payable	60,426
Premiums received for open swaps	59,203
Distributions payable	41,309
Trustees’ fees payable	21,901
Accrued expenses and other liabilities	139,906
Total Liabilities	3,229,628
TOTAL NET ASSETS	$406,296,801
NET ASSETS:
Par value (Note 7)	$1,099
Paid-in capital in excess of par value	480,280,013
Overdistributed net investment income	(443,878)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(26,085,154)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(47,455,279)
TOTAL NET ASSETS	$406,296,801
Shares Outstanding:
Class A	12,364,125
Class C	33,214,924
Class I	64,325,212
Net Asset Value:
Class A (and redemption price)	$3.69
Class C (and redemption price)	$3.70
Class I (and redemption price)	$3.70
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.77

See Notes to Financial Statements.

26	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

Statement of operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Interest	$10,823,987
Dividends	4,750
Total Investment Income	10,828,737
EXPENSES:
Investment management fee (Note 2)	1,368,979
Distribution fees (Notes 2 and 5)	389,784
Transfer agent fees (Note 5)	105,627
Registration fees	51,931
Shareholder reports (Note 5)	49,574
Legal fees	43,338
Audit and tax	32,803
Custody fees	6,824
Insurance	5,940
Trustees’ fees	3,077
Miscellaneous expenses	16,217
Total Expenses	2,074,094
NET INVESTMENT INCOME	8,754,643
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,460,407)
Futures contracts	9,406,852
Written options	(1,103,451)
Swap contracts	(4,894,602)
Net Realized Gain	948,392
Change in Net Unrealized Appreciation/Depreciation From:
Investments	34,400,861
Futures contracts	(8,920,769)
Written options	1,260,565
Swap contracts	4,730,565
Change in Net Unrealized Appreciation/Depreciation	31,471,222
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS	32,419,614
INCREASE IN NET ASSETS FROM OPERATIONS	$41,174,257

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	27

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31	2009	2008
OPERATIONS:
Net investment income	$8,754,643	$11,855,254
Net realized gain (loss)	948,392	(3,966,905)
Change in net unrealized appreciation/depreciation	31,471,222	(41,725,352)
Increase (Decrease) in Net Assets From Operations	41,174,257	(33,837,003)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(9,659,193)	(12,332,235)
Decrease in Net Assets From Distributions to Shareholders	(9,659,193)	(12,332,235)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	130,972,882	78,672,893
Reinvestment of distributions	9,659,193	12,150,538
Cost of shares repurchased	(94,279,733)	(95,980,667)
Net assets of shares issued in connection with merger (Note 8)	101,100,851	—
Increase (Decrease) in Net Assets From Fund Share Transactions	147,453,193	(5,157,236)
INCREASE (DECREASE) IN NET ASSETS	178,968,257	(51,326,474)
NET ASSETS:
Beginning of year	227,328,544	278,655,018
End of year*	$406,296,801	$227,328,544
* Includes (overdistributed)/undistributed net investment income, respectively of:	$(443,878)	$53,956

See Notes to Financial Statements.

28	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$3.34	$3.98	$4.13	$4.14	$4.20
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.09	0.15	0.19	0.14	0.11
Net realized and unrealized gain (loss)	0.36	(0.63)	(0.15)	0.02	(0.05)
Total income (loss) from operations	0.45	(0.48)	0.04	0.16	0.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.16)	(0.19)	(0.17)	(0.12)
Total distributions	(0.10)	(0.16)	(0.19)	(0.17)	(0.12)
NET ASSET VALUE, END OF YEAR	$3.69	$3.34	$3.98	$4.13	$4.14
Total return[3]	13.70%	(12.39)%	1.00%	3.98%	1.44%
NET ASSETS, END OF YEAR (MILLIONS)	$45	$39	$58	$70	$83
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.98%	1.02%	0.90%	0.86%[4]	0.88%
Net expenses	0.98	1.01 [5,6]	0.90 [5]	0.84 [4,6]	0.88
Net investment income	2.61	4.09	4.54	3.52	2.72
PORTFOLIO TURNOVER RATE	94%[7]	46%[7]	81%[7]	124%[7]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85 % and 0.83%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 291%, 372% and 270% for the years ended December 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	29

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$3.34	$3.99	$4.14	$4.15	$4.20
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.08	0.13	0.16	0.12	0.09
Net realized and unrealized gain (loss)	0.37	(0.64)	(0.14)	0.02	(0.04)
Total income (loss) from operations	0.45	(0.51)	0.02	0.14	0.05
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.14)	(0.17)	(0.15)	(0.10)
Total distributions	(0.09)	(0.14)	(0.17)	(0.15)	(0.10)
NET ASSET VALUE, END OF YEAR	$3.70	$3.34	$3.99	$4.14	$4.15
Total return[3]	13.63%	(13.15)%	0.34%	3.39%	1.14%
NET ASSETS, END OF YEAR (MILLIONS)	$123	$5	$7	$9	$13
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.08%	1.63%	1.56%	1.46%[4]	1.41%
Net expenses	1.08 [7]	1.63 [5]	1.56 [5]	1.42 [4,6]	1.41
Net investment income	2.34	3.47	3.86	2.92	2.15
PORTFOLIO TURNOVER RATE	94%[8]	46%[8]	81%[8]	124%[8]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45 % and 1.41%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.10% for Class C shares until April 30, 2010.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 291%, 372% and 270% for the years ended December 31, 2009, 2008, 2007 and 2006.

See Notes to Financial Statements.

30	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$3.34	$3.99	$4.13	$4.14	$4.20
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.17	0.20	0.16	0.13
Net realized and unrealized gain (loss)	0.37	(0.64)	(0.13)	0.02	(0.05)
Total income (loss) from operations	0.48	(0.47)	0.07	0.18	0.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.18)	(0.21)	(0.19)	(0.14)
Total distributions	(0.12)	(0.18)	(0.21)	(0.19)	(0.14)
NET ASSET VALUE, END OF YEAR	$3.70	$3.34	$3.99	$4.13	$4.14
Total return[3]	14.55%	(12.16)%	1.63%	4.34%	1.83%
NET ASSETS, END OF YEAR (MILLIONS)	$238	$182	$212	$302	$256
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.51%	0.50%	0.52%	0.50%[4]	0.50%
Net expenses	0.51 [7]	0.50 [5]	0.52 [5]	0.49 [4,6]	0.50
Net investment income	3.07	4.60	4.89	3.87	3.09
PORTFOLIO TURNOVER RATE	94%[8]	46%[8]	81%[8]	124%[8]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.48%, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.75%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 159%, 291%, 372% and 270% for the years ended December 31, 2009, 2008, 2007, and 2006.

See Notes to Financial Statements.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Short-Term Bond Fund (formerly Legg Mason Partners Short-Term Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the ”1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

32	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$183,037,747	—	$183,037,747
Asset-backed securities	—	50,608,924	—	50,608,924
Collateralized mortgage obligations	—	58,846,725	—	58,846,725
Mortgage-backed securities	—	30,670,992	—	30,670,992
U.S. government & agency obligations	—	42,840,699	—	42,840,699
Preferred stocks	$97,914	—	$182,554	280,468
Purchased option	2,525	—	—	2,525
Total long-term investments	$100,439	$366,005,087	$182,554	$366,288,080
Short-term investments†	—	37,245,332	—	37,245,332
Total investments	$100,439	$403,250,419	$182,554	$403,533,412
Other financial instruments:
Written options	(219,594)	—	—	(219,594)
Futures contracts	(595,690)	—	—	(595,690)
Credit default swaps on credit indices — sell protection‡	—	(174,938)	—	(174,938)
Total other financial instruments	$(815,284)	$(174,938)	—	$(990,222)
Total	$(714,845)	$403,075,481	$182,554	$402,543,190

†See	Schedule of Investments for additional detailed categorizations.

‡Values	include any premiums paid or received with respect to swap contracts.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	33

Notes to financial statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED MORTGAGE OBLIGATION	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2008	$33,600	$993,181	—	$1,026,781
Accrued premiums/discounts	13,042	—	—	13,042
Realized gain/(loss)[1]	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	(105,208)	20,858	$(1,354,894)	(1,439,244)
Net purchases (sales)	283,291	(122,557)	1,537,448	1,698,182
Net transfers in and/or out of Level 3	(224,725)	(891,482)	—	(1,116,207)
Balance as of December 31, 2009	—	—	$182,554	$182,554
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	—	—	$(1,354,894)	$(1,354,894)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

34	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	35

Notes to financial statements continued

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage passthrough securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and

36	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2009 was $174,938. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $0. If a defined credit event had occurred as of December 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $958,562 less the value of the contracts’ related reference obligations.

Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	37

Notes to financial statements continued

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

38	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	39

Notes to financial statements continued

gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$22,680	—	$(22,680)
(b)	767,429	$(767,429)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and non-deductible reorganization costs for tax purposes.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of Class I shares will not exceed 0.75%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

40	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

As a result of a contractual expense limitation, effective at the close of business on July 10, 2009 through April 30, 2010, the ratio of expenses, other than interest brokerage, taxes and extraordinary expenses to average net assets of Class C shares will not exceed 1.10%.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expense has fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expense exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (‘CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2009, LMIS and its affiliates received sales charges of approximately $900 on sales of the Fund’s Class A shares. In addition, for the year ended December 31 2009, CDSCs paid to LMIS and its affiliates were approximately:

Class A
CDSCs	$0	*

*	Amount represents less than $100.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of December 31, 2009, the Fund had $8,100 deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	41

Notes to financial statements continued

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$140,389,007	$316,463,790
Sales	82,350,402	350,400,819

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,954,393
Gross unrealized depreciation	(55,145,130)
Net unrealized depreciation	$(48,190,737)

At December 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Eurodollar	150	12/11	$36,381,688	$36,382,500	$812
U.S. 5-Year Treasury Notes	341	3/10	39,723,858	39,004,539	(719,319)
					(718,507)
Contracts to Sell:
Eurodollar	150	12/10	36,884,200	36,926,250	(42,050)
U.S. 10-Year Treasury Notes	65	3/10	7,669,320	7,504,453	164,867
					122,817
Net unrealized loss on open futures contracts					$(595,690)

During the year ended December 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2008	537	$488,716
Options written	1,593	738,772
Options closed	(1,422)	(891,795)
Options exercised	(124)	(52,080)
Options expired	(123)	(10,363)
Written options, outstanding December 31, 2009	461	$273,250

42	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

At December 31, 2009, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡		MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	$958,562	7/25/45	0.180 monthly	%	$(174,938)	$(59,203)	$(115,735)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below are tables, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at December 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Options purchased[2]	$2,525	—	—	$2,525
Futures contracts[3]	165,679	—	—	165,679
Total	$168,204	—	—	$168,204

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$219,594	—	—	$219,594
Futures contracts[3]	761,369	—	—	761,369
Swap contracts[4]	—	$174,938	—	174,938
Total	$980,963	$174,938	—	$1,155,901

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	43

Notes to financial statements continued

[2]	Market value of purchased options is reported investments of value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Purchased options	$11,208	—	—	$11,208
Written options	(1,103,451)	—	—	(1,103,451)
Futures contracts	9,406,852	—	—	9,406,852
Swap contracts	(4,903,769)	$9,167	—	(4,894,602)
Total	$3,410,840	$9,167	—	$3,420,007

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Purchased options	$(36,941)	—	—	$(36,941)
Written options	1,260,565	—	—	1,260,565
Futures contracts	(8,920,769)	—	—	(8,920,769)
Swap contracts	4,701,684	$28,881	—	4,730,565
Total	$(2,995,461)	$28,881	—	$(2,966,580)

The Fund had average market values of $7,479, $226,122, $133,620,236 and $14,207,493 in purchased options, written options, futures contracts (to buy) and futures contracts (to sell), respectively, and average notional balances of $1,020,647 credit default swap contracts (to sell protection) outstanding during the year ended.

As of December 31, 2009, the Fund did not have any interest rate swap contracts, but had an average notional balance of $2,653,077.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are

44	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $174,938. If a contingent feature would have been triggered as of December 31, 2009, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

5. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Effective July 13, 2009, the distribution fee on Class C shares was reduced from 0.50% to 0.25%. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES†
Class A	$101,250	$68,175	$23,858
Class B‡	4,819	644	1,973
Class C	283,715	22,452	12,780
Class I	—	14,356	368
Total	$389,784	$105,627	$38,979

†	For the period January 1, 2009, through September 8, 2009. Subsequent to September 8, 2009, these expenses were accrued as common fund expenses.

‡	On July 10, 2009 Class B shares converted to Class A shares.

6. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class A	$1,171,005	$2,071,011
Class B*	14,896	62,341
Class C	1,498,544	203,787
Class I	6,974,748	9,995,096
Total	$9,659,193	$12,332,235

*	On July 10, 2009 Class B shares converted to Class A shares.

7. Shares of beneficial interest

At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	45

Notes to financial statements continued

has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	3,545,798	$12,748,613	1,055,825	$3,848,097
Shares issued on reinvestment	328,275	1,151,691	527,993	1,948,344
Shares repurchased	(3,304,696)	(11,641,568)	(4,271,058)	(15,883,324)
Net increase (decrease)	569,377	$2,258,736	(2,687,240)	$(10,086,883)
Class B*
Shares sold	39,734	$132,392	98,639	$359,291
Shares issued on reinvestment	4,124	13,865	13,778	50,695
Shares repurchased	(432,731)	(1,496,845)	(274,134)	(1,026,534)
Net decrease	(388,873)	$(1,350,588)	(161,717)	$(616,548)
Class C
Shares sold	9,911,994	$36,381,557	600,477	$2,157,219
Shares issued on reinvestment	519,560	1,517,858	45,832	167,426
Shares repurchased	(5,751,510)	(20,818,196)	(759,907)	(2,787,152)
Shares issued with merger	27,017,570	94,621,131	—	—
Net increase (decrease)	31,697,614	$111,702,350	(113,598)	$(462,507)
Class I
Shares sold	23,470,684	$81,710,320	19,293,749	$72,308,286
Shares issued on reinvestment	1,984,585	6,975,779	2,712,883	9,984,073
Shares repurchased	(17,318,508)	(60,323,124)	(20,919,943)	(76,283,657)
Shares issued with merger	1,851,026	6,479,720	—	—
Net increase	9,987,787	$34,842,695	1,086,689	$6,008,702

*	On July 10, 2009 Class B shares converted to Class A shares.

8. Transfer of net assets

At the close of business on July 10, 2009, the Fund acquired all of the assets of the Legg Mason Limited Duration Bond Portfolio (the “Acquired Fund”), pursuant to the Form of Agreement and Plan of Reorganization dated July 2, 2009, and approved by shareholders of the Acquired Fund on July 2, 2009.

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Limited Duration Bond Portfolio	28,868,596	$101,100,851	$256,663,860

46	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

As part of the reorganization, for each share they held, the shareholders of the Acquired Fund’s Primary Class and Institutional Class received 2.460825 and 2.462406 shares of the Fund’s Class C and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $27,819,620, accumulated net realized loss of $10,497,570 and overdistributed net investment income of $383,393. Total net assets of the Fund immediately after the transfer were $357,764,712. The transaction was structured to qualify as a tax-free reorganization under the Code, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$11,031,946
Net realized gain	1,081,863
Change in net unrealized appreciation/depreciation	39,411,602
Increase in net assets from operations	$51,525,411

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on July 10, 2009.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS C	CLASS I
Daily 1/29/2010	$0.007375	$0.007000	$0.008461

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$9,659,193	$12,332,235

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	47

Notes to financial statements continued

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$108,635
Capital loss carryforward*	(25,357,293)
Other book/tax temporary differences(a)	112,853
Unrealized appreciation/(depreciation)(b)	(48,848,506)
Total accumulated earnings/(losses) — net	$(73,984,311)

*	As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2011	$(4,535,866)
12/31/2012	(554,986)
12/31/2013	(2,210,102)
12/31/2014	(8,307,534)
12/31/2015	(306,147)
12/31/2016	(2,362,393)
12/31/2017	(7,080,265)
$(25,357,293)

These amounts will be available to offset any future taxable capital gains. Additionally, a portion of the losses transferred from the reorganization discussed in Note 8 may be subject to certain limitations for tax purposes.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax basis adjustments on certain securities.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other

48	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as a sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	49

Notes to financial statements continued

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

50	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	51

Notes to financial statements continued

Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

52	Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Short-Term Bond Fund (formerly Legg Mason Partners Short-Term Bond Fund), a series of Legg Mason Partners Income Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Short-Term Bond Fund as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2010

Legg Mason Western Asset Short-Term Bond Fund 2009 Annual Report	53

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Short-Term Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

54	Legg Mason Western Asset Short-Term Bond Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and

Legg Mason Western Asset Short-Term Bond Fund	55

Board approval of management and subadvisory agreements (unaudited) continued

against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

56	Legg Mason Western Asset Short-Term Bond Fund

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as short investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. In addition, the Board considered that the current contractual fee waiver and/or expense reimbursement arrangement would continue until April 2010.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manger realizes economies of scale as the Fund’s assets grow.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Short-Term Bond Fund	57

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Short-Term Bond Fund (formerly known as Legg Mason Partners Short-Term Bond Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

58	Legg Mason Western Asset Short-Term Bond Fund

A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

Legg Mason Western Asset Short-Term Bond Fund	59

Additional information (unaudited) continued

Information about Trustees and Officers

RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)
STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm)
(since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None

60	Legg Mason Western Asset Short-Term Bond Fund

DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

Legg Mason Western Asset Short-Term Bond Fund	61

Additional information (unaudited) continued

Information about Trustees and Officers

ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

62	Legg Mason Western Asset Short-Term Bond Fund

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	134
Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

Legg Mason Western Asset Short-Term Bond Fund	63

Additional information (unaudited) continued

Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

64	Legg Mason Western Asset Short-Term Bond Fund

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset Short-Term Bond Fund	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	Daily
Payable date:	Monthly
Interest from federal obligations	4.22%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

66	Legg Mason Western Asset Short-Term Bond Fund

Legg Mason Western Asset Short-Term
Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET SHORT-TERM BOND FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0834 2/10 SR10-1026

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,900 in 2008 and $163,425 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $14,400 in 2008 and in $12,655 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus Supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,550 in 2008 and $11,650 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 2, 2010

By:	/s/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 2, 2010